FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this "Amendment")

is made as of the 8th day of June 2022 (the "Amendment Date") by and among Lodging Fund REIT III OP, LP, a Delaware limited partnership (the "Operating Partnership"), and Smith/Curry Hotel Group Pineville II, LLC, a North Carolina limited liability company (the "Contributor").

WHEREAS, Contributor and Operating Partnership entered into that certain Contribution Agreement dated March 21, 2022 (the "Agreement") for the contribution of a 112-room hotel business known as the Hilton Garden Inn Pineville located at 425 Towne Center Boulevard, North Carolina 28134 (the "Property");

WHEREAS, during the course of Operating Partnership's due diligence studies, the Operating Partnership has realized that it will need an extension to the Due Diligence Period (as defined in the Agreement);

NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as foUows:

1.Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

2.Due Diligence Period. Section 2.17.1 shall remain in full force and effect except that the Due Diligence Period shall now extend until 11 :59 PM on June 15, 2022.

3.Conflict; Counterparts. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of whlch shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.

4.Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators, and assigns.

5.Ratification. Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety.

[Signature Page to Follow]

IN WITNESS WHEREOF this Amendment has been duly executed by the parties hereto as of the day and year first above written.

SELLER:

Smith/Curry Hotel Group HR-Harris LLC a North Carolina limited liability company

By: /s/ Timothy Fridley

Timothy Fridley, Manager

[OPERATING PARTNERSHIPS SIGNATURE PAGE TO FOLLOW]

OPERATING PARTNERSHIP:

LODGING FUND REIT III OP, LP

A Delaware limited partnership

By: Lodging Fund REIT III Inc. Its: General Partner

By: /s/ David R. Durell

Name: David R. Durell

Title: Chief Investment Officer